Exhibit 10.2




                              ASSIGNMENT AGREEMENT
                              --------------------

         ASSIGNMENT AGREEMENT, dated as of November 7, 2006 (this "Agreement"), by and between BTHC III, Inc., a Delaware corporation ("Assignor") and Bronze Marketing, Inc., a Nevada corporation ("Assignee"). Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to them in the Share Exchange Agreement (as defined below).

                                   BACKGROUND
                                   ----------

         Assignor is a party to that certain Share Exchange Agreement, dated as of September 7, 2006 (the "Share Exchange Agreement"), by and among Assignor, Sutor Steel Technology Co., Ltd., a British Virgin Islands company (the "Company"), and the stockholders of the Company (the "Stockholders"). Assignor desires to assign all of its rights, obligations and duties under the Share Exchange Agreement to Assignee and Assignee desires to assume all of such rights, obligations and duties.

                              TERMS AND CONDITIONS
                              --------------------

         NOW, THEREFORE,  in consideration of the premises and of other good and
valuable   consideration   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Assignor and Assignee hereby agree as follows:

         1. Assignment of Rights: Assignor hereby assigns, transfers and conveys to Assignee and Assignee hereby accepts such assignment of Assignor's right, title and interest in, to and under the Share Exchange Agreement.

         2. Assumption: Assignee hereby agrees to perform and discharge all of the obligations of Assignor under the Share Exchange Agreement and Assignee hereby assumes such obligations of
                  Assignor under and with respect to the Share Exchange Agreement as if Assignee had entered into the Share Exchange Agreement directly with Sutor and the Stockholders.

         3. Assignee's Acknowledgment: Assignee hereby acknowledges that Assignee has read the Share Exchange Agreement and has received an original or an exact copy of the Share Exchange Agreement.

         4. Consent of the Company and Stockholders: The Company and each of the Stockholders hereby consent and agree to the assignment and assumption of the Share Exchange Agreement as provided for herein.

         5. Successors: Any further assignment under the Share Exchange Agreement shall be subject to the consent of Sutor and the Stockholders as provided in the Share Exchange Agreement.

         6. No Defaults under the Share Exchange Agreement: Assignor represents and warrants that the Share Exchange Agreement is in full force and effect, its representations and warranties thereunder are true and correct as of the date thereof and it has not breached or defaulted in the performance of its obligations thereunder.




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         7.       Authority and Enforceability.  Assignee hereby represents that it has all requisite power and authority to enter into and perform its obligations under the Share Exchange Agreement and to carry out the transactions contemplated thereby. When executed and delivered, this Agreement and the Share Exchange Agreement will be enforceable against Assignee in accordance with their terms.

         8. Resignation. At or prior to the closing of the transactions contemplated by the Share Exchange Agreement, all current officers and directors of Assignee shall tender a letter of resignation from their respective offices and positions with Assignee.

         9. Miscellaneous: This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute a single document. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes. This Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof. No amendment, modification or supplement of this Agreement will be binding unless signed by the party against whom enforcement is sought.

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

         IN WITNESS WHEREOF, duly authorized representatives of the undersigned have executed this Agreement as of the date first above written.

                                                ASSIGNOR:

                                                BTHC III, INC.


                                                By: /s/ Timothy P. Halter
                                                   -----------------------------
                                                   Name: Timothy P. Halter
                                                   Title: CEO and President

                                                ASSIGNEE:

                                                BRONZE MARKETING, INC.


                                                By: /s/ Timothy P. Halter
                                                   -----------------------------
                                                    Name: Timothy P. Halter
                                                    Title: President and
                                                    Chief Executive Officer

                                                COMPANY:

                                                SUTOR STEEL TECHNOLOGY CO., LTD.


                                                By: /s/ NI GUOXIANG
                                                   -----------------------------
                                                   Name: NI GUOXIANG
                                                   Title: CEO

                                                STOCKHOLDERS:

                                                 /s/ Gao Feng
                                                --------------------------------
                                                Gao Feng


                                                 /s/ Chen Lifang
                                                --------------------------------
                                                Chen Lifang